POWER OF ATTORNEY

         Each  of the  undersigned  Trustees  of The  Wright  Blue  Chip  Master
Portfolio Trust, a New York trust (the "Portfolio Trust"), does hereby constitute and appoint Peter M. Donovan, A. M. Moody III, Alan Dynner and H. Day Brigham, Jr. , and each of them acting singly, to be his true, sufficient and lawful attorneys, with full power of substitution to each of them, and each of them acting singly, to sign for him, in his name and in the capacities indicated below, (1) the Registration Statements on Form N-8A and Form N-1A to be filed by the Portfolio Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), (2) any and all amendments to the Registration Statements on Form N-8A and Form N-1A, (3) any and all amendments to the Registration Statements on Form N-1A of The Wright Managed Equity Trust and The Wright Managed Income Trust (the "Investment Trusts") under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), (4) the Registration Statement on Form N-1A of any other registered investment company that is or will become a holder of an interest in the Portfolio Trust (a "Holder"), (5) any Registration Statement on Form N-14, and any and all amendments thereto, filed by the Portfolio Trust, the Investment Trusts or any Holder and (6) any and all other documents and papers relating thereto, and generally to do all such things in his name and on his behalf in the capacities indicated below to enable the Portfolio Trust to comply with the 1940 Act and the 1933 Act (where applicable) and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming his signature as it may be signed by said attorneys or each of them to any and all such documents.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument on this 18th day of March, 1997.



/s/ Peter M. Donovan                                   /s/ A.M. Moody III
---------------------                                 --------------------
Peter M. Donovan                                       A.M. Moody III


/s/ H. Day Brigham, Jr.                                /s/ Lloyd F. Pierce
-----------------------                                ---------------------
H. Day Brigham, Jr.                                    Lloyd F. Pierce


/s/ Winthrop S. Emmet                                  /s/ Raymond Van Houtte
----------------------                                 ----------------------
Winthrop S. Emmet                                      Raymond Van Houtte


/s/ Leland Miles                                       /s/ Richard E. Taber
-------------------                                    ---------------------
Leland Miles                                           Richard E. Taber

                                POWER OF ATTORNEY


         The undersigned officer of The Wright Blue Chip Master Portfolio Trust, a New York trust (the "Portfolio Trust"), does hereby constitute and appoint Peter M. Donovan, A. M. Moody III, Alan Dynner and H. Day Brigham, Jr. , and each of them acting singly, to be his true, sufficient and lawful attorneys, with full power of substitution to each of them, and each of them acting singly, to sign for him, in his name and in the capacities indicated below, (1) the Registration Statements on Form N-8A and Form N-1A to be filed by the Portfolio Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), (2) any and all amendments to the Registration Statements on Form N-8A and Form N-1A, (3) any and all amendments to the Registration Statements on Form N-1A of The Wright Managed Equity Trust and The Wright Managed Income Trust (the
"Investment Trusts") under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), (4) the Registration Statement on Form N-1A of any other registered investment company that is or will become a holder of an interest in the Portfolio Trust (a "Holder"), (5) any Registration Statement on Form N-14, and any and all amendments thereto, filed by the Portfolio Trust, the Investment Trusts or any Holder and (6) any and all other documents and papers relating thereto, and generally to do all such things in his name and on his behalf in the capacities indicated below to enable the Portfolio Trust to comply with the 1940 Act and the 1933 Act (where applicable) and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming his signature as it may be signed by said attorneys or each of them to any and all such documents.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument on this 18th day of March, 1997.



/s/ James L. O'Connor
----------------------
James L. O'Connor
Treasurer (Chief Financial Officer)

                                POWER OF ATTORNEY


         The undersigned officer of The Wright Blue Chip Master Portfolio Trust, a New York trust (the "Portfolio Trust"), does hereby constitute and appoint James L. O'Connor, A. M. Moody III, Alan Dynner and H. Day Brigham, Jr. , and each of them acting singly, to be his true, sufficient and lawful attorneys, with full power of substitution to each of them, and each of them acting singly, to sign for him, in his name and in the capacities indicated below, (1) the Registration Statements on Form N-8A and Form N-1A to be filed by the Portfolio Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), (2) any and all amendments to the Registration Statements on Form N-8A and Form N-1A, (3) any and all amendments to the Registration Statements on Form N-1A of The Wright Managed Equity Trust and The Wright Managed Income Trust (the
"Investment Trusts") under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), (4) the Registration Statement on Form N-1A of any other registered investment company that is or will become a holder of an interest in the Portfolio Trust (a "Holder"), (5) any Registration Statement on Form N-14, and any and all amendments thereto, filed by the Portfolio Trust, the Investment Trusts or any Holder and (6) any and all other documents and papers relating thereto, and generally to do all such things in his name and on his behalf in the capacities indicated below to enable the Portfolio Trust to comply with the 1940 Act and the 1933 Act (where applicable) and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming his signature as it may be signed by said attorneys or each of them to any and all such documents.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument on this 18th day of March, 1997.



/s/ Peter M. Donovan
----------------------
Peter M. Donovan
President (Chief Executive Officer)